UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2012

NEW JERSEY RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	001-8359 (Commission File Number)	22-2376465 (IRS Employer Identification No.)

1415 Wyckoff Road Wall, New Jersey		7,719
(Address of principal executive offices)		(Zip Code)

(732) 938-1480
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
In late October 2012, high winds, heavy rainfall and the related flooding associated with Hurricane Sandy caused significant damage to portions of the distribution infrastructure of New Jersey Natural Gas' (“NJNG”), the regulated utility subsidiary of New Jersey Resources Corporation (the “Company”). The magnitude of the flooding is unprecedented. NJNG shut off the natural gas infrastructure that serves the hurricane-damaged barrier islands of New Jersey. Approximately 32,000 of NJNG's approximately 500,000 customers have been affected by this shut off. NJNG is working to minimize the length of time its customers are without service.
The Company anticipates that Hurricane Sandy and its aftermath will influence its financial results, although estimates of the hurricane's effects are not available at this time. For example:

•
Operating revenues and utility gross margin are expected to be lower due to extended outages and inability to bill and collect revenues for gas previously delivered to NJNG's customers whose property has been destroyed;

•	Capital and other expenditures are expected to be higher due to the restoration, repair and replacement of damaged equipment and assets; and

•	Regulatory mechanisms may be modified or created to provide for recovery of restoration costs and lost revenues. However, NJNG cannot assure that such recovery mechanisms will be available.
While the Company believes it has sufficient liquidity to meet its current obligations and to begin to fund restoration efforts from a combination of cash on hand and available capacity under revolving credit facilities, the Company may need to seek additional financing in order to fully fund restoration efforts.
Forward-Looking Statements
This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond the Company's ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Certain statements contained in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “estimates,” “expects,” “projects,” “intends,” “plans,” “believes,” “may,” “should” and similar expressions may identify forward-looking information and such forward-looking statements are made based upon management's current expectations and beliefs as of this date concerning future developments and their potential effect upon the Company. There can be no assurance that future developments will be in accordance with management's expectations or that the effect of future developments on the Company will be those anticipated by management. Forward-looking information in this filing includes, but is not limited to, certain statements regarding the potential impact on our operations and customers resulting from natural or man-made disasters, including the potential impact of Hurricane Sandy, and certain statements regarding the Company's ability to obtain financing to fund restoration efforts.
Additional information and other factors are contained in the Company's filings with the Securities and Exchange Commission (SEC), including the Company's Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC's web site, http:.//www.sec.gov. Information included in this filing is representative as of today only and while the Company periodically reassesses material trends and uncertainties affecting the Company's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the Securities and Exchange Commission, the Company does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW JERSEY RESOURCES CORPORATION
Date: November 5, 2012
By: _/s/ Glenn C. Lockwood
Glenn C. Lockwood Executive Vice President and Chief Financial Officer